SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 14, 2004


                               CALPROP CORPORATION
             (Exact name of registrant as specified in its charter)



         California                             1-6844                   95-4044835
---------------------------------------------------------------     -------------------
(State or other jurisdiction of        (Commission File Number)      (I.R.S. Employer
incorporation or organization)                                      Identification No.)
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13160 Mindanao Way, Suite 180, Marina Del Rey, California        90292
---------------------------------------------------------     ----------
(Address of principal executive offices)                      (Zip Code)

(Registrant's telephone number, including area code)  (310) 306-4314
                                                    ----------------
                                 Not Applicable

(Former name, former address and former fiscal year, if changed since last report.)


ITEM 5.   OTHER EVENTS.

     On July 14, 2004, Calprop Corporation issued a press release announcing its results of operations for the quarter and year ended December 31, 2003 and discussing certain other matters. The press release is filed as an exhibit hereto.

ITEM 7.   EXHIBITS.

     The following exhibits are filed with this current report on Form 8 - K:

     Exhibit No.               Description
     -------------------------------------
        99       Press Release dated July 15, 2004 issued by Calprop Corporation



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                  CALPROP CORPORATION






               By:  /s/ Mark F. Spiro                     .
                  -----------------------------------------
                  Mark F. Spiro
                   Vice President/Secretary/Treasurer
                   (Chief Financial and Accounting Officer)
                   July 14, 2004

IMMEDIATE RELEASE
Wednesday, July 14, 2004


                         CALPROP REPORTS FOURTH QUARTER
                               AND YEAR END RESULTS
                   Calprop Reports $15.1 million loss in 2003
                   ------------------------------------------

MARINA DEL REY, CA, July 14, 2004 -- Calprop Corporation (OTC:CLPO:PK), a
California and Colorado home builder, in reporting financial results for the three and twelve month periods ended December 31, 2003, today reported that it has incurred net losses from operations for both periods.

 "For both the three and twelve month periods ended December 31, 2003, Calprop recognized losses from operations. Calprop has one active project in the Denver
Metropolitan market; Calprop currently has no active projects in the Southern
California; and has closed its Northern California division. On March 31,

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


2004, the backlog was 11 units, representing $2,877,000, down 56.5% from 21 units, $6,620,000, as of March 28, 2003. The three and twelve month results were disappointing and reflect a strategy to eliminate non performing assets in markets that are suffering long term slow downs which include both the Denver
Metropolitan and Silicon Valley markets, while cutting overhead and reducing the company's debt," said Victor Zaccaglin, Calprop's chairman and chief executive officer.

 For the fourth quarter, Calprop's revenues were $2.2 million, a decrease of $3.4 million or 61.7% from $5.6 million of revenues in the fourth quarter a year ago. Losses from development operations were ($880,590) for the fourth quarter, down $223,125 compared to losses of ($657,465) in the same quarter in the prior year. The net losses for the fourth quarter of 2003 was ($1,521,331) or ($0.15) per share on 10,238,781 weighted average shares and common stock equivalents, compared with net losses of ($1,689,108) or ($0.16) per share on 10,291,795 weighted average shares and common stock equivalents, in the same quarter a year ago. The increase in results were due primarily to the effects of an increase of $219,566 in interest and miscellaneous income, $86,869 in reduced general and administrative expenses and a decrease of $89,311 in losses from discontinue operations during the quarter.

 For the year-to-date period, revenues were $19.9 million, down 78.3% from $91.6 million in 2002. The losses from development operations were ($5,869,203) for the twelve months ended December 31, 2003, down $640,020 compared to losses of ($5,229,183) for the same period in the prior year. The company reported a net loss of ($15,144,157), or ($1.48) per share on 10,238,781 weighted average shares and common stock equivalents, for the twelve months ended December 31, 2003, compared with net losses of ($7,890,557), or ($0.77) per share on 10,291,795 weighted average shares and common stock equivalents, in the same period in 2002. The decrease in results were primarily driven by the increase of $6,535,343 in the deferred tax valuation allowance to fully offset the deferred tax asset and the increase of $1,711,949 in losses from discontinued operations.

 "At year end 2003, we had three projects under construction with a total of 39 single-family residences and 89 lots under development. Additionally, we were engaged in the development of a apartment project available for lease as well.
This apartment consisted of 68 units available for lease. This compares with three projects with 64 residences and 91 lots a year earlier. Real estate under development was $13,175,441 as of December 31, 2003, down $10,991,388 or 45.5%
compared to $24,166,829 as of December 31, 2002. This decrease reflects the winding down of three projects in 2003 as compared to three active projects in 2002," Zaccaglin stated.

 At December 31, 2003, shareholders' equity was ($8,252,933) or ($0.80) per share on 10,238,781 weighted average shares and common stock equivalents compared with $6,878,720 or $0.67 per share on 10,291,795 weighted average shares and common stock equivalents in 2002. Cash balances of $190,770 as compared with $3.41 million last year. Total trust deeds and notes payable was $20,848,334, down $12,865,486 or 38.2% compared to $33,713,820 in 2002.

 "Last year at this time I looked to 2003 to be a rebuilding year. We have purchased two projects that were under contract and remain under contract to acquire one other new property in the southwest Riverside County, California market. We subsequently sold two of these three projects, one in Rohnert Park in the "wine country" in Northern California and the other in the Wildomar area of Riverside County. These sales will bolster our balance sheet and stabilize the company. The remaining two projects comprise 96 lots and are a sound foundation from which to launch the 2004 prospects. Clearly, 2003 was a housekeeping year and 2004 will be a rebuilding year as well," Zaccaglin stated.

3



 Calprop Corporation, a California Corporation (OTC: CLPO.PK), based in Marina
Del Rey, California, builds quality homes in some of the most desirable communities in both Northern and Southern California and Colorado.

 For additional information, please contact Mark F. Spiro at mspiro@calprop.com or 310-306-4314, or visit www.calprop.com.

         This release contains forward-looking statements within the meaning of the "safe harbor" provisions of the federal securities laws; all statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitations, statements regarding the Company's financial position and future operating results. Actual future operating results may differ from the results discussed or forecasted in the forward-looking statements set forth in this press release due factors and/or changes in the economic conditions of the various markets where the Company maintains projects, including, but not limited to, increases in prevailing interest rates, increases in real estate taxes, increases in the cost of materials and labor, and the availability of construction financing and home mortgage financing attractive to home purchasers, as well as other risks, uncertainties and factors detailed from time to time in the Company's SEC reports, which are available at www.sec.gov. The Company assumes no obligation to update the forward-looking statements included in this press release.


                           Contact: Mark F. Spiro, CFO
                                  310.306.4314
                               mspiro@calprop.com



                                 (Table Follows)

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


                               CALPROP CORPORATION
                               -------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
                                   (Unaudited)

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


                                                           Three Months Ended                 Twelve Months Ended
                                                              December 31,                        December 31,
                                                    ---------------------------------   ---------------------------------
                                                                  2003                                2003

                                                                  2002                                2002
                                                    ---------------------------------   ---------------------------------
Development operations:
  Real estate sales                                     2,158,013          5,612,645        19,892,939        91,641,650
  Cost of real estate sales                             2,678,603          6,270,110        20,715,992        92,399,110
                                                    --------------    ---------------   ---------------    --------------
(Loss) from development operations before               (520,590)          (657,465)         (823,053)         (757,490)
     recognition of impairment of real estate
Recognition of impairment of real estate under
development                                             (360,000)                 --       (5,046,150)       (4,471,693)
                                                    --------------    ---------------   ---------------    --------------
(Loss) from development operations                      (880,590)          (657,465)       (5,869,203)       (5,229,183)

Income from investment in real estate venture                  --                 --                --           109,253

Other income
   Gain on sale of investment in real estate                   --                 --         2,000,000                --
venture
   Interest and miscellaneous                             313,499             93,933           620,406           433,760
   Management fee                                              --              4,844                --           222,957
                                                    --------------    ---------------   ---------------    --------------
Total other income                                        313,499             98,777         2,620,406           656,717

Other expenses:
  General and administrative expenses                     454,026            527,071         1,711,586         2,379,007
  Interest expense                                        293,331            307,155         1,309,177           420,797
                                                    --------------    ---------------   ---------------    --------------
Total other expenses                                      747,357            834,226         3,020,763         2,799,804

Minority interests                                             --                 --                                 235
                                                    --------------    ---------------   ---------------    --------------

(Loss) from continuing operations before provision    (1,314,448)        (1,392,914)       (6,269,560)       (7,263,252)
for income taxes
Provision  for income taxes                                    --                 --         6,535,343                --
                                                    --------------    ---------------   ---------------    --------------
(Loss) from continuing operations                     (1,314,448)        (1,392,914)      (12,804,903)       (7,263,252)

Discontinued Operations:
(Loss) from discontinued operations (including impairment for $2,268,948 fro the year ended
December 31, 2003)                                      (206,883)          (296,194)       (2,339,254)         (627,305)
                                                    --------------    ---------------   ---------------    --------------
(Loss) from discontinued operations                     (206,883)          (296,194)       (2,339,254)         (627,305)
                                                    --------------    ---------------   ---------------    --------------

Net (Loss)                                           ($1,521,331)       ($1,689,108)     ($15,144,157)      ($7,890,557)


(Loss) from continuing operations per common              ($0.13)            ($0.14)           ($1.25)           ($0.71)
share-basic
(Loss) from continuing operations per common              ($0.13)            ($0.14)           ($1.25)           ($0.71)
share-diluted



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

(Loss) from discontinued operations per common            ($0.02)            ($0.03)           ($0.23)           ($0.06)
share-basic
(Loss) from discontinued operations per common            ($0.02)            ($0.03)           ($0.23)           ($0.06)
share-diluted
Diluted income (loss) per share                           ($0.15)            ($0.16)           ($1.48)           ($0.77)

Weighted average shares of common stock                10,238,781         10,291,795        10,238,781        10,291,795

Units Sold:
    Single-Family Homes                                         9                 10                38               148
    Townhomes                                                   0                  4                16               100
    Land                                                       50                  0                50                 0
                                                               --                  -                --                 -
        Total                                                  59                 14               104               248


                                    - more -

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


                               CALPROP CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002


Assets
                                                                                   2003                 2002
                                                                        --------------------------------------------
REAL ESTATE UNDER DEVELOPMENT                                                      $13,175,441          $24,166,829
Rental property, (net of accumulated depreciation of $121,875)                       8,864,917           11,182,886
                                                                        --------------------------------------------
     Total investment in real estate                                                22,040,358           35,349,715

OTHER ASSETS:
    Cash and cash equivalents                                                          190,770            3,444,541
    Deferred and other assets                                                               --            6,535,343
    Other assets                                                                     1,292,744              745,347
                                                                        --------------------------------------------
          Total other assets                                                         1,483,514           10,725,231
                                                                        --------------------------------------------
                  Total assets                                                     $23,523,872          $46,074,946
                                                                        ============================================
Liabilities and Stockholders' Equity

                                                                        --------------------------------------------
TRUST DEEDS AND NOTES PAYABLE                                                       $4,365,703          $19,726,186
RELATED PARTY NOTES                                                                 16,482,631           13,987,634
                                                                        --------------------------------------------
     Total trust deeds and notes payable                                            20,848,334           33,713,820
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                                             7,720,608            2,724,856
DEPOSIT                                                                              2,521,487            2,000,000
WARRANTY RESERVES                                                                      686,376              757,550
                                                                        --------------------------------------------
     Total liabilities                                                              31,776,805           39,196,226

MINORITY INTEREST                                                                           --                   --
COMMITMENTS AND CONTINGENCIES                                                               --                   --
STOCKHOLDERS' EQUITY:
     Common stock, no par value; $1 stated value, 20,000,000 shares authorized;
         authorized, 10,235,305 and 10,254,005 shares issued and
outstanding at
         December 31, 2002 and 2001, respectively                                   10,239,105           10,235,305
     Additional paid-in capital                                                     25,850,776           25,849,446
     Deferred Compensation                                                                  --             (28,600)
     Stock Purchase Loans                                                            (549,084)            (527,858)
     Accumulated deficit                                                          (43,793,730)         (28,649,573)
                                                                        --------------------------------------------
            Total Equity                                                           (8,252,933)            6,878,720
                                                                        --------------------------------------------
                   Total Stockholders' Equity and Liabilities                      $23,523,872          $46,074,946
                                                                        ============================================


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